3rd Quarter 2020 as of October 26, 2020 Nasdaq: HMST

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends, strategic initiatives we have announced, including forecasted reductions in the Company’s cost structure and future run rates, growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2019, our quarterly report on Form 10-Q for the quarters ended march 31, 2020, filed with the SEC on May 8, 2020, and June 30, 2020, filed with the SEC on August 10, 2020, and the subsequent Quarterly Report on Form 10-Q to be filed in early November for the quarter ended September 30, 2020. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability to: retain adequate key personnel to operate our business, realize the expected cost savings from restructuring activities and cost containment measures that we have undertaken or have announced, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, assess the novelty of the recently adopted “Current Expected Credit Losses,” or CECL, accounting standard which replaced the “Allowance for Loan and Lease Losses” accounting standard coupled with our relative inexperience with the newer standard, improve long-term shareholder value through effective use of our surplus capital, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to our restrictive and complex regulatory environment and effectively respond to the changes in the global, national, state and local markets caused by or related to the COVID-19 pandemic. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward- looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending September 30, 2020, and is unaudited, although certain information related to the year ended December 31, 2019, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. Non-GAAP Financial Measures Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments Quarterly Results • Net income of $26.3 million, or $1.15 per share – ROATCE of 15.3% and ROAA of 1.40%(1) • Core net income of $28.2 million, or $1.23 per share – Core ROATCE of 16.4% and Core ROAA of 1.50% (1) • Core pre-provision income before income taxes of $36.1 million (1) HomeStreet again (1) • Efficiency ratio of 59.9% delivered solid results • Net interest margin increased to 3.20% despite the • Period ending cost of deposits of 0.36% on September 30, 2020 continuing challenges • Total noninterest bearing deposits 22.8% of total deposits of the pandemic in • Tangible book value of $30.15 at September 30, 2020 our markets. Our results for the third quarter are a Strategic Actions testament to our consistent approach • Repurchased a total of 1,018,772 shares of our common stock at to credit risk an average price of $25.87 per share during the third quarter management. • Repurchased a total of 209,820 shares in October at an average price of $28.93 per share, completing the most recent $25 million share repurchase authorization • Reorganized our Fannie Mae DUS business to move origination, sale and servicing of future originations to the Bank from a separate subsidiary of HomeStreet • Authorized a quarterly dividend of $0.15 per share to be paid on November 23, 2020 (1) See appendix for reconciliation of non-GAAP financial measures. p. 2

Nasdaq: HMST Focus on profitability and efficiency while emerging as a Leading West • Seattle-based diversified commercial & consumer bank – company founded in Coast regional 1921 bank • Locations in all of the major coastal markets in the Western U.S. and Hawaii • 67 bank branches and primary offices • Total assets $7.4 billion p. 3

HomeStreet Retail deposit branches (62) Primary stand-alone lending centers (4) Primary stand-alone insurance office (1) Market Focus: • Seattle / Puget Sound & Eastern WA Seattle Metro • Portland, OR Washington • San Francisco / Bay Area, CA • Southern California • Hawaiian Islands Oregon Idaho Strategy: • Improve operating efficiency • Optimize capitalization Hawaii • Grow market share in highly attractive Utah metropolitan markets • Grow loan and core deposit portfolios California • Introduce smart product offerings – fast follower of technology Southern California The number of offices depicted does not include five satellite offices that have a limited number of staff which report to a manager located in a separate primary office. p. 4

Net Interest Income & Margin • Increasing net interest margin • Reduced funding $ Millions Net Interest Income costs Net Interest Margin 3.20% 3.12% 2.96% 2.93% 2.87% $55.7 $51.5 $47.1 $45.5 $45.4 3Q19 4Q19 1Q20 2Q20 3Q20 p. 5

Interest-Earning Assets Investment Securities Loans Average Yield Average Balances Average Yield $ Billions Percent $8 5.00% $7 $6.67 $6.97 $6.44 $6.33 $6.25 $6 4.50% $5 4.38% $4 4.21% 4.00% 4.10% $3 3.74% $2 3.66% 3.50% $1 $0 3.00% 3Q19 4Q19 1Q20 2Q20 3Q20 p. 6

Interest-Bearing Liabilities Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Average Balances Average Rate $ Billions Percent $6 2.50% $5.07 $5.19 $4.99 $4.94 $5.07 $5 1.81% 2.00% 1.69% $4 1.48% 1.50% $3 1.36% 1.22% 0.81% 1.00% $2 0.62% 0.72% $1 0.50% 0.51% 0.36% $0 0.00% 3Q19 4Q19 1Q20 2Q20 3Q20 p. 7

Deposits Balances Time Deposits $ Billions Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits $5.80 $5.82 $6 $5.66 $5.34 $5.26 20% $5 20% 37% 30% 25% $4 $3 57% 57% 47% 53% 56% $2 $1 23% 23% 16% 17% 19% $- 3Q19 4Q19 1Q20 2Q20 3Q20 p. 8

Noninterest Income Noninterest Income $ Millions Other Deposit Fees Loan Servicing Income Net Gain on Mortgage Loan Origination and Sale Activities $40 $36.6 $36.2 $32.6 $30 $24.6 $21.9 $20 $10 $0 3Q19 4Q19 1Q20 2Q20 3Q20 -$10 Other consists of insurance agency commissions, swap income, prepayment fee income, gain (loss) on sale of securities, and other miscellaneous income p. 9

Noninterest Expense Noninterest Expense General, Administrative and Other $ Millions Information services Occupancy Compensation & Benefits FTE $60 $57.7 $58.1 1,300 $55.7 $53.2 $55.2 $50 1,200 $40 $30 1,100 1,132 996 $20 1,071 987 999 1,000 $10 $0 900 3Q19 4Q19 1Q20 2Q20 3Q20 p. 10

Loan Portfolio Loan Composition: $5.3 Billion CRE by Property Type: $2.6 Billion (1) Other C&I (1) 7% 22% Retail 14% Single Multifamily CRE Perm 51% Family Nonowner 18% 16% Office 18% Industrial 10% Home Equity & Other Construction by Property Type: $591 Million 8% Multifamily 25% Land & Lots Construction All Types 9% 11% Custom Home Construction 28% Residential Construction A highly diversified loan portfolio by 32% product and geography. Multifamily Construction 24% CRE 7% (1) - Includes owner occupied CRE p. 11

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of September 30, 2020 Health Care and Social Assistance 16% Manufacturing 27% 4% Professional, Scientific and Technical Services 4% $683.9M Accomodation and Food Services 5% Construction 6% 13% Wholesale Trade 8% 9% 8% Transportation and Warehousing Administrative and Support and Waste Management and Remediation Services Retail Trade All Other p. 12

HomeStreet

Permanent Commercial Real Estate Lending Overview

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)



6%
8%
10%
9%
18%
49%

Multifamily



9%
20%
25%
2%
3%
41%

Industrial / Warehouse



16%
15%
14%
5%
6%
44%

Office



6%
19%
23%
10%
7%
35%

Retail



13%
7%
7%
2%
1%
70%

Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 61%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 62%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 63%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

09/30/20 Balances Outstanding Totaling $2.6 Billion

Multifamily
- Balance: $1.31B
- % of Balances: 50%
- Portfolio Avg. LTV ~ 56%[1]
- Portfolio Avg. DSCR ~ 1.44x
- Avg. Loan Size: $3.1M
- Largest Dollar Loan: $24.4M

Industrial / Warehouse
- Balance: $253M
- % of Balances: 9%
- % Owner Occupied: 48%
- Portfolio LTV ~ 52%[1]
- Portfolio Avg. DSCR ~ 1.57x
- Avg. Loan Size: $1.9M
- Largest Dollar Loan: $19.6M

Office
- Balance: $469M
- % of Balances: 18%
- % Owner Occupied: 25%
- Portfolio LTV ~ 60%[1]
- Portfolio Avg. DSCR ~ 1.69x
- Avg. Loan Size: $2.3M
- Largest Dollar Loan: $23.9M

Retail
- Balance: $362M
- % of Balances: 14%
- % Owner Occupied: 20%
- Portfolio LTV ~ 54%[1]
- Portfolio Avg. DSCR ~ 1.65x
- Avg. Loan Size: $2.3M
- Largest Dollar Loan: $18.3M

Other
- Balance: $243M
- % of Balances: 9%
- % of Owner Occupied: 69%
- Portfolio LTV ~ 41%[1]
- Portfolio Avg. DSCR ~ 1.70x
- Avg. Loan Size: $2.5M
- Largest Dollar Loan: $26.2M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($72.3 million), Hotels ($54.5 million), and Churches ($20.9 million)**

(1) Property values as of origination date.

p. 13

HomeStreet

Construction Lending Overview

Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)



29%
2%
1%
27%
2%
9%
2%
24%
4%

Custom Home Construction



4%
3%
5%
2%
31%
25%
30%

Multifamily



5%
41%
36%
18%

Commercial



12%
8%
30%
13%
30%
4%
3%

Residential Construction



13%
6%
38%
10%
5%
5%
23%

Land and Lots

Loan Characteristics

Custom Home Construction
- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 62%
- Liquidity and DSC covenants

Commercial
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~47%
- Liquidity and DSC covenants

Residential Construction
- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 72%

Land and Lots
- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 66%

09/30/20 Balances Outstanding Totaling $591 Million

Custom Home Construction
- Balance: $164M
- Unfunded Commitments: $88M
- % of Balances: 28%
- % of Unfunded Commitments: 22%
- Avg. Loan Size: $540K
- Largest Dollar Loan: $2.0M

Multifamily
- Balance: $143M
- Unfunded Commitments: $60M
- % of Balances: 24%
- % of Unfunded Commitments: 15%
- Avg. Loan Size: $11.0M
- Largest Dollar Loan: $27.7M

Commercial
- Balance: $40M
- Unfunded Commitments: $11M
- % of Balances: 7%
- % of Unfunded Commitments: 3%
- Avg. Loan Size: $8.1M
- Largest Dollar Loan: $14.5M

Residential Construction
- Balance: $189M
- Unfunded Commitments: $234M
- % of Balances: 32%
- % of Unfunded Commitments: 58%
- Avg. Loan Size: $342K
- Largest Dollar Loan: $8.7M

Land and Lots
- Balance: $54M
- Unfunded Commitments: $9M
- % of Balances: 9%
- % of Unfunded Commitments: 2%
- Avg. Loan Size: $704K
- Largest Dollar Loan: $4.6M

Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification

p. 14

Allocation of Allowance by Product Type September 30, 2020 June 30, 2020 January 1, 2020 $ Thousands Allowance for Credit Losses Reserve Reserve Reserve Reserve Reserve Reserve Amount Rate Amount Rate Amount Rate Single Family $6,720 0.80% $8,070 0.93% $6,918 0.70% Home Equity and Other 6,004 1.35% 11,126 2.31% 10,850 1.96% Total Consumer Loans $12,724 0.99% $19,196 1.42% $17,768 1.16% Non-owner Occupied CRE $8,923 1.05% $7,325 0.84% $3,853 0.43% Multifamily 4,871 0.37% 5,387 0.41% 4,038 0.40% Multifamily Construction 5,920 4.13% 3,811 2.38% 3,541 1.88% Commercial RE Construction 1,709 3.79% 440 0.82% 509 0.92% Single Family Construction 5,507 2.31% 5,869 2.29% 8,080 2.84% Single Family Construction to Permanent 1,206 0.74% 1,515 0.93% 1,221 0.70% Total CRE Loans $28,136 1.02% $24,347 0.87% $21,242 0.82% Owner Occupied CRE $5,688 1.24% $5,641 1.23% $1,180 0.25% Commercial Business 18,344 4.87% 15,816 4.04% 3,425 0.83% Total C&I Loans $24,032 2.87% $21,457 2.52% $4,605 0.52% Total Allowance for Credit Losses $64,892 1.33% $65,000 1.30% $43,615 0.87% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans p. 15

Allowance for Credit Losses Commentary • During the third quarter, the overall ACL decreased slightly due to net charge- offs of $381,000 and no net provision • The ACL/Loan ratio increased during the quarter as a result of a decrease in loan balances, primarily due the classification of loans held for sale • The reserve rate on the preceding page is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans • Forecast inputs considered Moody’s Baseline Forecast Scenario Assumptions – September 2020 • January 1, 2020, information illustrates the day 1 impact of adopting the Current Expected Credit Loss standard • Expected loss rates continue to decline due to minimal losses and stable portfolio credit composition p. 16

HomeStreet

Forbearances as of September 30, 2020

Portfolio [1] ($ in thousands)	Initiated in 3Q20		Second Request		Total Approved		Outstanding	
	Number	Amount	Number	Amount	Number	Amount	Number	Amount
Commercial Business by Industry								
Health Care and Social Assistance					98	$51,147		
Retail/Restaurants/Gas/Entertainment					19	14,786		
Transportation and Warehousing					3	11,015		
Other Services					2	1,157		
All Other					3	184		
Total Commercial Business	2	$1,927	18	$25,052	125	$78,289	19	$25,462
Owner Occupied CRE	-	-	5	38,547	29	73,802	4	37,739
Non-owner Occupied CRE	3	14,622	2	2,233	14	58,433	7	35,624
Total Commercial	5	$16,549	25	$65,832	168	210,524	30	$98,825[2]
Single Family							170	$83,896[2]
HELOCs and Consumer							175	23,190[2]
Total Consumer							345	$107,086

- During the third quarter, second forbearances were approved to $66 million of loans, including one relationship with 18 loans and $52 million of balances. The forbearance provided to this large relationship was part of an overall restructure of the related loans
- As of September 30, 2020, excluding the loans approved for a second forbearance, 97% of the commercial and industrial loans approved for a forbearance prior to the third quarter have completed their forbearance period and have resumed payments
- This schedule does not include $44 million of constructions loans, (8 loans) that were modified as a result of COVID-19 related construction delays to extend the construction or lease-up periods. Each of these loans continued to make monthly payments under the existing or modified payment terms.
- (1) Does not include any SBA guaranteed loans for which the government made payments as provided for under the CARES Act, or single-family loans that are guaranteed by Ginnie Mae.
- (2) Commercial loans in forbearance outstanding totaled 2.5% of total commercial and commercial real estate loans, single family loans in forbearance outstanding totaled 9.0% of total single family loans, and HELOC & consumer loans in forbearance outstanding totaled 5.2% of total HELOC & consumer loans at September 30, 2020

p. 17

Outlook p. 18

Key Drivers Guidance Metric Outlook Comments Average Loans Held for • Increases in commercial real estate and single-family loans Increasing Investment • Forgiveness of PPP related loans Average Deposits Stable • Consumers keeping liquidity on hand • Lower cost of funds as deposits continue to reprice down due to lower Net Interest Margin Increasing market interest rates • Yield on interest earning assets stabilizes and remains flat Stable to Noninterest Income • Single family seasonality Decreasing Stable to Noninterest Expense • Single family seasonality –commissions Decreasing The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K for the year ended December 31, 2019, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. p. 19

Appendix p. 20

Loans Held for Investment Balance Trend Balances Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Sep. 30, 2019 $ Millions Single Family $937 18% $983 18% $989 20% $1,073 21% $1,191 23% Home Equity and Other 446 8% 485 9% 526 10% 553 10% 589 11% Total Consumer Loans $1,383 26% $1,468 27% $1,515 30% $1,626 31% $1,780 34% Non-owner Occupied CRE $847 16% $868 16% $872 17% $896 18% $796 15% Multifamily 1,327 25% 1,306 24% 1,167 23% 999 20% 922 18% Construction / Land Development 591 11% 630 12% 627 12% 702 14% 762 15% Total CRE Loans $2,765 52% $2,804 52% $2,666 52% $2,596 52% $2,480 48% Owner Occupied CRE $462 9% $463 8% $473 9% $477 9% $476 9% Commercial Business 684 13% 697 13% 439 9% 415 8% 446 9% Total C&I Loans $1,146 22% $1,160 21% $912 18% $892 17% $922 18% Total Loans Held for Investment $5,294 100% $5,432 100% $5,093 100% $5,115 100% $5,183 100% p. 21

Loan Originations and Advances Trend Originations and Advances Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Sep. 30, 2019 $ Millions Single Family $84 14% $123 15% $62 9% $56 7% $74 12% Home Equity and Other 29 5% 32 4% 43 7% 44 5% 60 10% Total Consumer Loans $113 19% $155 19% $105 16% $100 12% $134 22% Non-owner Occupied CRE $23 4% $4 1% $37 5% $126 15% $37 6% Multifamily 273 45% 191 23% 280 42% 342 41% 161 27% Construction / Land Development 153 25% 138 16% 159 24% 181 22% 190 31% Total CRE Loans $449 73% $333 40% $476 71% $649 78% $388 64% Owner Occupied CRE $15 2% $6 - $17 3% $38 5% $27 5% Commercial Business 35 6% 340 41% 69 10% 46 5% 56 9% Total C&I loans $50 8% $345 41% $86 13% $84 10% $83 14% Total $612 100% $833 100% $667 100% $833 100% $605 100% p. 22

[HomeStreet]

Results of Operations

$ Thousands, Except Per Share Data	3 Months Ended Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Net Interest Income	$55,684	$51,496	$45,434	$45,512	$47,134
Provision for Credit Losses	-	6,469	14,000	(2,000)	-
Noninterest Income	36,155	36,602	32,630	21,931	24,580
Noninterest Expense	58,057	57,652	55,184	53,215	55,721
Income from Continuing Operations (1)					
Before Income Tax	33,782	23,977	8,880	16,228	15,993
Total	26,349	18,904	7,139	13,105	13,665
Income per Share – Diluted	$1.15	$0.81	$0.30	$0.54	$0.54
Core Net Income (1)					
Total	28,187	20,155	8,116	14,957	14,388
Income per Share – Diluted	$1.23	$0.86	$0.34	$0.61	$0.58
Core Pre-Provision Income Before Income Taxes (1)	36,139	32,033	24,095	16,520	16,840
Net Interest Margin	3.20%	3.12%	2.93%	2.87%	2.96%
Core ROAA – Continuing Operations(1)	1.50%	1.12%	0.48%	0.87%	0.82%
Core ROATCE – Continuing Operations (1)	16.4%	12.2%	4.9%	9.0%	8.8%
Efficiency Ratio (1)	59.9%	62.6%	68.5%	74.8%	75.9%
Full-Time-Equivalent Employees	999	987	996	1,071	1,132
Tier 1 Leverage Ratio (Bank)	9.40%	9.79%	10.06%	10.56%	10.17%
Total Risk-Based Capital (Bank)	13.95%	14.08%	13.95%	14.37%	14.37%
Tier 1 Leverage Ratio (Company)	9.34%	9.73%	10.15%	10.16%	10.04%
Total Risk-Based Capital (Company)	13.33%	13.48%	13.50%	13.40%	13.69%

(1) See appendix for reconciliation of non-GAAP financial measures.

p. 23

Selected Balance Sheet and Other Data Quarter Ended $ Thousands, except per share data Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Sep. 30, 2019 Loans Held For Sale $421,737 $303,546 $140,527 $208,177 $172,958 Loans Held for Investment, net 5,229,477 5,367,278 5,034,930 5,072,784 5,139,108 Allowance for Credit Losses 64,892 65,000 58,299 41,772 43,437 Investment Securities 1,111,468 1,171,821 1,058,492 943,150 866,736 Total Assets 7,409,641 7,351,118 6,806,718 6,812,435 6,835,878 Deposits 5,815,690 5,656,321 5,257,057 5,339,959 5,804,307 Borrowings 514,590 713,590 558,590 471,590 5,590 Long-Term Debt 125,791 125,744 125,697 125,650 125,603 Total Shareholders’ Equity 696,306 694,649 677,314 679,723 691,136 Other Data: Tangible Book Value per Share(1) 30.15 28.73 27.52 27.02 26.83 Shares Outstanding 21,994,204 23,007,400 23,376,793 23,890,855 24,408,513 Loans to Deposit Ratio 98.3% 101.4% 99.6% 99.7% 92.3% Asset Quality: ACL to Total Loans 1.33%(2) 1.30%(2) 1.17% 0.87% 0.84% ACL to Nonaccrual Loans 307.2% 296.7% 449.3% 324.8% 349.4% Nonperforming Assets to Total Assets 0.30% 0.31% 0.21% 0.21% 0.21% Nonperforming Assets $22,084 $22,642 $14,318 $14,254 $14,186 (1) See appendix for reconciliation of non-GAAP financial measures. (2) The reserve ratio is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans p. 24

HomeStreet

Credit Quality

$ Thousands	Sep. 30, 2020 HMST	Sep. 30, 2020 Group Median	Jun. 30, 2020 HMST	Jun. 30, 2020 Group Median	Mar. 31, 2020 HMST	Mar. 31, 2020 Group Median	Dec. 31, 2019 HMST	Dec. 31, 2019 Group Median	Sep. 30, 2019 HMST	Sep. 30, 2019 Group Median
Nonperforming Assets[1]	$22,084	--	$22,642	--	$14,318	--	$14,254	--	$14,186	--
Nonperforming Loans	$21,126	--	$21,907	--	$12,975	--	$12,861	--	$12,433	--
OREO	$958	--	$735	--	$1,343	--	$1,393	--	$1,753	--
Nonperforming Assets/Total Assets[1]	0.30%	[3]	0.31%	0.26%	0.21%	0.24%	0.21%	0.23%	0.21%	0.26%
Nonperforming Loans/Total Loans	0.40%	[3]	0.40%	0.34%	0.25%	0.33%	0.25%	0.31%	0.24%	0.32%
Total Delinquencies/Total Loans	0.76%	[3]	0.94%	0.59%	0.86%	0.80%	0.86%	0.53%	0.87%	0.55%
Total Delinquencies/Total Loans, Adjusted[2]	0.42%	[3]	0.51%	0.47%	0.28%	0.64%	0.31%	0.41%	0.28%	0.38%
ACL/Nonperforming Loans (NPLs)	307.20%	[3]	296.7%	406.10%	449.3%	405.82%	324.8%	354.13%	349.4%	339.73%

The credit comparison group -- selected in consultation with our regulators, comprising banks with similar geographic footprint and loan portfolio characteristics -- consists of: Alpine Bank, Avidbank, Banc of California, Bank of Marin, Bank of the Sierra, Banner Bank, Cashmere Valley Bank, Cathay Bank, Central Valley Community Bank, Coastal Community Bank, Commercial Bank of California, CTBC Bank Corp., Exchange Bank, Farmers & Merchants Bank of Long Beach, First Choice Bank, First Financial Northwest Bank, Five Star Bank, Heritage Bank, Heritage Bank of Commerce, Kitsap Bank, Manufacturers Bank, Mechanics Bank, Montecito Bank & Trust, Oak Valley Community Bank, Opportunity Bank of Montana, Pacific Mercantile Bank, Pacific Premier Bank, Pacific Western Bank, Peoples Bank, Poppy Bank, Preferred Bank, Royal Business Bank, Silvergate Bank, Sunwest Bank, Tri Counties Bank, Umpqua Bank, Washington Federal Bank NA, and Washington Trust Bank. This group is not used for any other comparative purposes by HomeStreet.

(1) Nonperforming assets includes nonaccrual loans and OREO; excludes performing TDRs.
(2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans).
(3) Not available at time of publishing.

p. 25

[HomeStreet]

Non-GAAP Financial Measures

$ Thousands, Except Per Share Data	3 Months Ended Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Tangible Book Value per Share					
Shareholders' Equity	$696,306	$694,649	$677,314	$679,723	$691,136
Less: Goodwill and Other Intangibles	(33,222)	(33,563)	(33,908)	(34,252)	(36,341)
Tangible Shareholders' Equity	$663,084	$661,086	$643,406	$645,471	$654,795
Common Shares Outstanding	21,994,204	23,007,400	23,376,793	23,890,855	24,408,513
Computed Amount	$30.15	$28.73	$27.52	$27.02	$26.83
Return on Avg. Tangible Equity-Core					
Average Shareholders' Equity	$716,899	$698,521	$691,292	$701,018	$693,475
Less: Avg. Goodwill and Other Int.	(33,332)	(33,785)	(34,125)	(35,050)	(36,617)
Avg. Tangible Shareholders' Equity	$683,567	$664,736	$657,167	$665,968	$656,858
Net Income from Cont. Operations	$26,349	$18,904	$7,139	$13,105	$13,665
Adjustments (tax effected)					
Lease Impairment Costs	-	1,263	170	857	-
Other Restructuring Charges	1,838	434	807	995	723
Contingent Payout	-	(446)	-	-	-
Core Earnings	$28,187	$20,155	$8,116	$14,957	$14,388
Ratio	16.4%	12.2%	4.9%	9.0%	8.8%
Return on Average Tangible Equity					
Average Shareholders' Equity	$716,899	$698,521	$691,292	$701,018	$693,475
Less: Avg. Goodwill and Other Int.	(33,332)	(33,785)	(34,125)	(35,050)	(36,617)
Avg. Tangible Shareholders' Equity	$683,567	$664,736	$657,167	$665,968	$656,858
Net Income	$26,349	$18,904	$7,139	$13,105	$13,665
Ratio	15.3%	11.4%	4.4%	7.9%	8.3%

p. 26

Non-GAAP Financial Measures (cont) $ Thousands, 3 Months Ended Except Per Share Data Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Sep. 30, 2019 Return on Average Assets - Core Average Assets $7,499,809 $7,207,996 $6,825,993 $6,863,954 $7,004,208 Core Earnings 28,187 20,155 8,116 14,957 14,388 Ratio 1.50% 1.12% 0.48% 0.87% 0.82% Efficiency Ratio Noninterest Expense Total $55,057 $57,652 $55,184 $53,215 $55,721 Adjustments: Restructuring Charges (2,357) (2,153) (1,215) (2,292) (847) State of Washington Taxes (677) (675) (512) (507) (420) Adjusted Total $55,023 $54,824 $53,457 $50,416 $54,454 Noninterest Income Net Interest Income $55,684 $51,496 $45,434 $45,512 $47,134 Noninterest Income 36,155 36,602 32,630 21,931 24,580 Adjustments Contingent Payout - (566) - - - Adjusted Total $91,839 $87,532 $78,064 $67,443 $71,714 Ratio 59.9% 62.6% 68.5% 74.8% 75.9% Core Diluted EPS Core Earnings $28,187 $20,155 $8,116 $14,957 $14,388 Fully Diluted Shares 2,877,226 23,479,845 23,860,280 24,469,891 24,625,938 Ratio $1.23 $0.86 $0.34 $0.61 $0.58 p. 27

Non-GAAP Financial Measures (cont) 3 Months Ended $ Thousands Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Sep. 30, 2019 Pre-provision Earnings Before Tax-Core Total Revenues - Core $91,839 $87,532 $78,064 $67,443 $71,714 Noninterest Expense - Core (55,023) (54,824) (53,457) (50,416) (54,454) State of Washington Taxes (677) (675) (512) (507) (420) Total $36,139 $32,033 $24,095 $16,520 $16,840 Effective Tax Rate 22.0% 21.2% 19.6% 19.2% 14.6% To supplement our unaudited condensed financial statements presented in accordance with GAAP, we use certain non-GAAP measures of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing out operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties. In the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. In the information below, we have provided a reconciliation of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this press release, or a reconciliation of the non-GAAP calculation of the financial measure. In this presentation, we use (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which excluded intangible assets from the calculation of capital ratios; (ii) core earnings which exclude certain nonrecurring charges primarily related to our discontinued operations and restructuring as we believe this measure is a better comparison to be used for projecting future results; (iii) core pre-provision income before taxes which excludes the provision for credit losses as we believe this provides a better understanding of our current and future results after excluding the substantial provision for credit losses required under CECL and the current COVID-19 economic conditions; and (iv) an efficiency ratio which is the ratio of noninterest expenses to the sum of net interest income and noninterest income, excluding certain one-time items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes and we believe including them in noninterest expenses impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. p. 28